Capital Management (Details) - Schedule of cash and cash equivalents, long-term debt and equity - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Schedule of Cash and Cash Equivalents Long Term Debt and Equity [Abstract]
Total long-term debt	$ 27,458	$ 18,002
Less: Cash and cash equivalents	(21,223)	(38,616)
Net debt	6,235	(20,614)
Equity	(6,626)	21,542
Total capital	$ (391)	$ 928